Exhibit 4.1

NUMBER                     MERCHANTS BANCSHARES INC                  SHARES

MB           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                     CUSIP  588448 10 0
                                        SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT



is the owner of

FULLY PAID, NON-ASSESSABLE, COMMON STOCK, PAR VALUE $0.01 PER SHARE, OR

MERCHANTS BANCSHARES, INC. hereinafter called the "Corporation", transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed. The amount of common stock authorized and the par value of One Cent per share of said stock is set forth in the Certificate of Incorporation and the amendments thereto, which are expressly incorporated herein by reference.

      This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile signatures of the Corporation's duly authorized officers, and its facsimile seal to be hereunto affixed.

Date:

/s/ Janet P. Spitler                 SEAL              /s/ Joseph L. Boutin
           TREASURER                                              PRESIDENT

Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY
            (New York, N.Y.)
By                       Transfer Agent
                         and Registrar,

                   Authorized Signature

      THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT- _____ Custodian _____
TEN ENT - as tenants by the                         (Cust)          (Minor)
          entireties                      under Uniform Gifts to Minors Act
JT TEN  - as joint tenants with           _________________________________
          right of survivorship                        (State)
          and not as tenants in
          common

Additional abbreviations may also be used though not in the above list.

      For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OR ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|____________________________________

___________________________________________________________________________
           Please print or typewrite name and address of assignee

___________________________________________________________________________

____________________________________________________________________ Shares
of the Common Stock represented by this Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________, Attorney,
to transfer the said shares on the books of the within named Corporation, with full power of substitution.

Date ___________________________

                                    _______________________________________
                                                  Signature

                                    _______________________________________
                                                  Signature

                                    NOTICE: The signature to this
                                    Assignment must correspond with the
                                    name as written upon the face of the
                                    Certificate in every particular,
                                    without alteration or enlargement or
                                    any change whatever.

Signature Guaranteed:

___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 14Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.